UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Revised Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FERRO CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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FERRO CORPORATION 6060 PARKLAND BOULEVARD MAYFIELD HEIGHTS, OHIO 44124 USA TELEPHONE: (216) 641-8580 FACSIMILE: (216) 875-7266 WEBSITE: www.ferro.com

May 9, 2013

Dear Shareholder:

We are pleased to announce Ferro Corporation (the “Company”) and FrontFour Master Fund, Ltd. and Quinpario Partners, LLC (together, the “FrontFour-Quinpario Group”) have reached a resolution of the proxy contest pertaining to the election of directors to the Company’s Board of Directors (the “Board”) at the Company’s 2013 Annual Meeting of Shareholders, which will be held on Wednesday, May 15, 2013 (the “Annual Meeting”). The Company and the FrontFour-Quinpario Group believe the resolution of the proxy contest is in the best interest of the Company’s shareholders.

The agreement between the Company and the FrontFour-Quinpario Group resolving the proxy contest, which is described in the accompanying Supplement to the Company’s Proxy Statement (the “Supplement”) will enable the Board and management to continue to focus on driving value for all of the Company’s shareholders. As part of the agreement, the Company has agreed to nominate and recommend the election of two of the FrontFour-Quinpario Group’s candidates, Jeffry N. Quinn and David A. Lorber, as new directors. The Company’s slate of nominees for election at the Annual Meeting will consist of Jeffry N. Quinn, David A. Lorber and Ronald P. Vargo.

The Board and the FrontFour-Quinpario Group join in supporting the revised slate of nominees and strongly urge you to elect those nominees by voting on the enclosed YELLOW proxy card. The Company and the FrontFour-Quinpario Group request that you NOT vote on any proxy cards previously furnished by the Company or the FrontFour-Quinpario Group. If you have already voted on a proxy card previously furnished by the Company or the FrontFour-Quinpario Group, we request that you SUBMIT A NEW VOTE USING THE ENCLOSED YELLOW PROXY CARD.

As described in the Supplement, any white or green proxy card previously submitted will NOT be voted at the Annual Meeting. Please review the Supplement and vote using the enclosed YELLOW proxy card, regardless of whether you voted on a card previously furnished by the Company or the FrontFour-Quinpario Group.

The Company assures you that our Board and management will continue to act in the best interest of all of the Company’s shareholders. Thank you for your ongoing support of, and continued interest in, Ferro Corporation.

I look forward to seeing you at the Annual Meeting.

Very truly yours,

PETER T. THOMAS

President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 15, 2013: This Supplement to Proxy Statement, the Proxy Statement, and the Company’s

2012 Annual Report to Shareholders are available on the Company’s website at

http://phx.corporate-ir.net/phoenix.zhtml?c=73886&p=proxy.

SUPPLEMENT

TO

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

to be held on May 15, 2013

at

Posnick Center of Innovative Technology

7500 East Pleasant Valley Road

Independence, Ohio 44131

This supplement (this “Supplement”) supplements and amends the proxy statement dated April 10, 2013 (the “Proxy Statement”) of Ferro Corporation (the “Company”) furnished to holders of the Company’s common stock (the “Common Stock”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 15, 2013, or any adjournment or postponement thereof. The Annual Meeting will be held at Posnick Center of Innovative Technology, 7500 East Pleasant Valley Road, Independence, Ohio 44131, and will begin at 9:00 a.m. (Eastern Time). The record date for the determination of the holders of Common Stock who are entitled to vote at the Annual Meeting is March 26, 2013, which is the same record date specified in the Proxy Statement. The Notice of Annual Meeting of Shareholders, Proxy Statement, a white proxy card and our Annual Report on Form 10-K for the fiscal year ended March 31, 2013, which constitutes our 2013 annual report to our shareholders, were first made available on or about April 10, 2013 to all shareholders entitled to vote at the Annual Meeting. This Supplement, which should be read in conjunction with the Proxy Statement, is first being mailed to shareholders on or about May 9, 2013.

On May 8, 2013, the Company and FrontFour Master Fund, Ltd. and Quinpario Partners, LLC (together, the “FrontFour-Quinpario Group”) entered into an agreement (the “Agreement”) to resolve the proxy contest regarding the election of directors to the Board at the Annual Meeting. Under the terms of the Agreement, the Company has agreed to nominate and recommend the election of two of the FrontFour-Quinpario Group’s candidates, Jeffry N. Quinn and David A. Lorber, as new directors. Messrs. Quinn and Lorber have been added to the Company’s slate with Ronald P. Vargo as a continuing director. Messrs. Quinn, Lorber and Vargo have been nominated to serve for terms set to expire in 2016. Current directors Richard C. Brown and Gregory E. Hyland, whose terms expire on the day of the Annual Meeting, will not stand for re-election. For additional information regarding the Agreement, refer to the sections below captioned “Nominees” and “Background of Solicitation.”

The YELLOW proxy card enclosed with this Supplement differs from the white proxy card previously furnished to you with the Proxy Statement in that the enclosed YELLOW proxy card includes the names of Messrs. Quinn and Lorber in addition to the name of Mr. Vargo, and it no longer includes the names of Messrs. Brown or Hyland. As a result of the Agreement, any white or green proxy card that shareholders may have previously submitted will NOT be voted at the Annual Meeting. Shareholders who have not yet voted, or who have previously voted using a white or green proxy card, are asked to please vote on the revised YELLOW proxy card enclosed with this Supplement. The Board unanimously recommends that you vote FOR each of the nominees.

In addition, the Board unanimously recommends that shareholders vote at the Annual Meeting FOR approval of the 2013 Omnibus Incentive Plan (Proposal No. 2), FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013 (Proposal No. 3), FOR approval of the Company’s executive compensation (Proposal No. 4), FOR the proposal to amend the Company’s Code of Regulations to opt out of the Ohio Control Share Acquisition Act (Proposal No. 5) and AGAINST the shareholder proposal (Proposal No. 6), each as more fully described in the Proxy Statement.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. Whether or not you plan to attend the Annual Meeting, we hope you will read this Supplement and the Proxy Statement carefully and vote for the Board’s recommended nominees by promptly submitting a proxy by telephone or the Internet or by signing, dating and returning the enclosed YELLOW proxy card or voting instruction form in the postage-paid envelope provided as soon as possible. Instructions regarding telephone and Internet voting are included on the YELLOW proxy card or voting instruction form (or, if applicable, your electronic delivery notice). If you have any questions or need assistance with voting, please contact our proxy solicitor, Innisfree M&A Incorporated, toll free at (888) 750-5834.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the exercise of the vote by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. For additional information regarding voting of your shares, please refer to the section below captioned “Voting of Proxies.”

Election of Directors. At the Annual Meeting, shareholders will consider the election of three Directors for terms ending in 2016. The Board is divided into three classes with each class having a minimum of three Directors. The Directors in each class are elected for terms of three years so that the term of office of one class of Directors expires at each annual meeting. The following pages contain information about the nominees for election at the Annual Meeting. Information about the other current Directors is available in the Proxy Statement and the Agreement.

Current Board. On April 24, 2013, Peter T. Thomas was appointed President and Chief Executive Officer of the Company, William B. Lawrence was appointed Chairman of the Board, the size of the Board was increased to ten members and Mr. Thomas was appointed as the tenth member of the Board in the class of directors whose term expires at the 2015 annual meeting of Company shareholders. The Proxy Statement contains additional information regarding the current composition of the Board.

Nominees. Mr. Vargo’s current term of office will expire on the day of the Annual Meeting (as soon as he or his successor is elected). The Board, upon recommendation of the Governance & Nomination Committee of the Board, unanimously nominated Mr. Vargo for re-election to the Board at the Annual Meeting. In addition, the Board has nominated Messrs. Quinn and Lorber for election at the Annual Meeting. Messrs. Brown and Hyland, whose terms expire on the day of this Annual Meeting, will not stand for re-election. Sandra Austin intends to resign from the Board as of the Annual Meeting. The Board will appoint Mr. Hyland, immediately after Ms. Austin’s resignation, to fill the vacancy created by Ms. Austin’s resignation in the class of directors whose term expires at the 2014 annual meeting of Company shareholders. The Proxy Statement contains certain information concerning each current member of the Board, which information is incorporated into this Supplement by reference. Certain information concerning each of the nominees for election or re-election, as applicable, at the Annual Meeting is set forth below:

Name	Age	Biographical Information
Ronald P. Vargo	59

Mr. Vargo has experience in treasury, investor relations, business strategy, acquisitions and divestitures, finance and operations for global corporations. Mr. Vargo served as Vice President and Chief Financial Officer of ICF International from April 2010 until May 2011. Prior to joining ICF International, Mr. Vargo served as the Executive Vice President and Chief Financial Officer of Electronic Data Systems (“EDS”) and served as a member of the EDS Executive Committee. Mr. Vargo joined EDS in 2004 as Vice President and Treasurer and was promoted to Chief Financial Officer in 2006. Before joining EDS, Mr. Vargo served as Corporate Treasurer and Vice President of Investor Relations at TRW Inc., now part of Northrop Grumman, until 2003. He began his career with General Electric in 1976 and also served in numerous leadership positions at BP plc (“BP”) and the Standard Oil Company, which was acquired by BP.

Mr. Vargo also serves as a director of EPAM Systems, Inc. (a global IT services provider).

Mr. Vargo has extensive experience in treasury, investor relations, business strategy, acquisitions and divestitures, finance, and operations in global corporations. In addition, Mr. Vargo has served in senior management positions at publicly traded companies, including as the chief financial officer of two publicly traded companies.

Jeffry N. Quinn	54

Mr. Quinn is Chairman and Chief Executive Officer of The Quinn Group LLC, a diversified holding company with investments in the industrial, active lifestyle, real estate and entertainment sectors, and Quinpario Partners LLC, an investment and operating company focused on the specialty chemicals and performance materials sector. Prior to forming The Quinn Group and Quinpario Partners in July 2012, Mr. Quinn served as President, Chief Executive Officer and Chairman of the Board of Solutia Inc., a global leader in specialty chemicals. Solutia was sold to Eastman Chemical Company for $4.7 billion in July 2012 at which time Mr. Quinn left the company. Mr. Quinn joined Solutia in January 2003 as Senior Vice President, General Counsel and Secretary. He became Chief Restructuring Officer in June 2003. He became President and Chief Executive Officer and a director in May 2004 and was elected Chairman of the Board in February 2006. Under Mr. Quinn’s guidance and direction, Solutia was restructured through the bankruptcy process and transformed into a premier specialty chemical and performance material company.

From 2000 to 2002, Mr. Quinn was Executive Vice President of Premcor, Inc., one of the nation’s largest independent oil refiners that was subsequently acquired by Valero Energy Corporation. Mr. Quinn’s responsibilities included legal, human resources, governmental and public affairs and strategic planning functions and he was instrumental in taking the company public in April 2002. From 1986 to 2000, Mr. Quinn worked for Arch Coal Inc., the nation’s second largest coal producer. There he was a member of the management team that grew the company through acquisitions from a small privately held entity to a publicly traded company. Mr. Quinn served as Senior Vice President, General Counsel and Secretary of Arch Coal and was responsible for legal, governmental and public affairs as well as human resources. Mr. Quinn has served as a director of Tronox Limited since February 2011. Tronox is one of the world’s largest fully integrated producers and marketers of titanium ore and titanium dioxide pigment. He has served as a director of MEMC Electronic Materials Inc. since October 2012. MEMC is a global leader in semiconductor and solar technology. Mr. Quinn has also served as a director of W.R. Grace & Co. since November 2012. W.R. Grace is a leading global supplier

Name	Age	Biographical Information

of catalysts, engineered and packaging materials, and specialty construction chemicals and building materials. He also served as a director of Tecumseh Products Company, a global manufacturer of hermetically sealed compressors, from August 2007 until August 2009.

Mr. Quinn is qualified to serve as a member of the Board as a result of his senior level executive leadership experience in diverse industries and broad experience in a wide range of functional areas, including strategic planning, mergers and acquisitions, human resources, legal and governmental affairs.

David A. Lorber	34

Mr. Lorber is a Co-Founder of FrontFour Capital Group LLC, an investment adviser, and has served as a Portfolio Manager since January 2007. He is also a Co-Founder of FrontFour Capital Corp., an investment adviser, and has been a Principal since January 2011. Previously, Mr. Lorber was a Senior Investment Analyst at Pirate Capital LLC, a hedge fund, from 2003 to 2006. He was an Analyst at Vantis Capital Management LLC, a money management firm and hedge fund, from 2001 to 2003 and an Associate at Cushman & Wakefield, Inc., a global real estate firm, from 2000 to 2001.

Mr. Lorber has served as a director of GenCorp Inc., a technology-based manufacturer of aerospace and defense products and systems with a real estate segment, since April 2006. He has also served as a director of Huntingdon Capital Corp., a real estate company, since January 2010 and was a Trustee for IAT Air Cargo Facilities Income Fund, a real estate company, from January 2009 to December 2009. He served as a director of Fisher Communications Inc., an integrated media company, from April 2009 to March 2012.

Mr. Lorber’s significant financial and investment industry background as well as his board experience and corporate governance awareness from his current and past service as a director would allow him to provide valuable advice and guidance to the Board.

Each of the above nominees has agreed to stand for election or re-election, as applicable. While we have no reason to believe that any of these nominees will be unable or unwilling to serve at the time of the Annual Meeting, in the unlikely event any of them does not stand for election or re-election, as applicable, the shares represented by proxy at the Annual Meeting may be voted for the election of a substitute nominee named by the Board.

Additionally, below is certain information regarding Peter T. Thomas:

Name	Age	Biographical Information

Peter T. Thomas	57

Mr. Thomas began his career with Ferro in 2000 as Director of Sales for Polymer Additives, and has held positions of increasing responsibility, including Commercial Director for Performance and Fine Chemicals, and Vice President of Organic Specialties. Prior to joining Ferro, Mr. Thomas was Vice President of the Oleochemical-Derivatives business unit for Witco Corporation, where he also served as Vice President of Sales and Global Market Director. Before joining Witco, he served in a variety of roles at Inland Leidy Chemical Distribution, GAF Corporation, and Noxell Corporation. Mr. Thomas received a Master of Business Administration degree from Loyola University, Baltimore, Maryland, and a Bachelor of Science degree in chemistry from Duquesne University, Pittsburgh, Pennsylvania.

Mr. Thomas brings to the Board an extensive understanding of Ferro’s business developed over more than 12 years with the Company and has experience working as a senior officer for major organizations with international operations. As the Interim President and Chief Executive Officer from November 12, 2012 through April 24, 2013, and the President and Chief Executive Officer since that date, Mr. Thomas has played an integral role in developing and executing Ferro’s value creation strategy.

Voting of Proxies. If you wish to vote for the Company’s nominees, you may do so by voting using the YELLOW proxy card enclosed with this Supplement. Any vote submitted on any white or green proxy card will NOT be voted at the Annual Meeting. If you have previously submitted any white or green proxy card, please be sure to act again by voting using the YELLOW proxy card. If you submit YELLOW proxy card without giving specific voting instructions, then your shares will be voted “FOR” the election of Messrs. Vargo, Quinn and Lorber. If you own your shares through a bank or broker and do not provide specific voting instructions to the bank or broker or do not obtain a proxy to vote those shares, then your shares will not be voted in the election of Directors and will otherwise be voted as set forth in the Proxy Statement.

If cumulative voting rights are in effect at the Annual Meeting, all shares represented by properly executed proxies will be divided evenly among Messrs. Vargo, Quinn and Lorber, except that if dividing the votes evenly would not be effective to elect each of Messrs. Vargo, Quinn and Lorber, votes will be cumulated in accordance with the best judgment of the persons appointed by your proxy to elect as many of Messrs. Vargo, Quinn and Lorber as possible, except that none of your votes will be cast for any Director nominee as to whom you instruct that your votes be withheld. Cumulative voting would apply only to the election of Directors. For all other matters, each share of Common Stock outstanding as of the close of business on the record date is entitled to one vote.

The Board unanimously recommends that you vote “FOR” the election of each of Messrs. Vargo, Quinn and Lorber. In addition, the Board unanimously recommends that shareholders vote at the Annual Meeting FOR approval of the 2013 Omnibus Incentive Plan (Proposal No. 2), FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013 (Proposal No. 3), FOR approval of the Company’s executive compensation (Proposal No. 4), FOR the proposal to amend the Company’s Code of Regulations to opt out of the Ohio Control Share Acquisition Act (Proposal No. 5) and AGAINST the shareholder proposal (Proposal No. 6), each as more fully described in the Proxy Statement. Unless you instruct otherwise on your proxy card or by telephone or Internet voting instructions, your proxy will be voted in accordance with the Board’s recommendation in all respects.

Background of Solicitation. On January 23, 2013, the FrontFour-Quinpario Group delivered a letter to the Company nominating Messrs. Lorber and Quinn, along with Nadim Z. Qureshi, for election to the Board at the Annual Meeting (the “Nomination”). On February 20, 2013, the FrontFour-Quinpario Group filed a preliminary proxy statement with the United States Securities & Exchange Commission (“SEC”) relating to its solicitation of proxies with respect to the Annual Meeting. On March 19, 2013, and again on March 28, 2013, the FrontFour-Quinpario Group filed a revised preliminary proxy statement with the SEC. The FrontFour-Quinpario Group then filed a definitive proxy statement with the SEC on April 12, 2013.

On May 8, 2013, the Company and the FrontFour-Quinpario Group entered into the Agreement, pursuant to which, among other things, (1) the Company agreed to add Messrs. Quinn and Lorber to the Company’s slate of directors for election to the Board at the Annual Meeting and the FrontFour-Quinpario Group agreed to withdraw the Nomination; (2) the Company agreed to create a Board committee to evaluate strategies to enhance shareholder value, including optimizing the Company’s capital structure, reviewing strategic proposals, reviewing its mix of businesses and improving operating performance; and (3) the FrontFour-Quinpario Group agreed to refrain from certain activities with respect to the Company and its shares. The Company filed a copy of the Agreement with the SEC on May 9, 2013 as an exhibit to its Current Report on Form 8-K. The Agreement contains additional terms beyond those summarized above, and that summary is qualified in its entirety by reference to the full text of the Agreement.

Stock Ownership by Directors and Executive Officers. Ferro encourages share ownership by its Directors and executive officers and has ownership guidelines as described in the Proxy Statement. The information below shows beneficial ownership of Ferro Common Stock by (i) each Director, (ii) each executive officer or former executive officer named in the Summary Compensation Table on page 35 of the Proxy Statement, (iii) all Directors and current executive officers as a group, and (iv) each non-Director nominee above. Except as otherwise noted, each person has sole voting and investment power as to his or her shares of Common Stock. The information set forth below is as of March 26, 2013, unless otherwise noted.

	Shares of Common Stock Owned Directly or Indirectly	Shares of Common Stock Underlying Options Exercisable Within 60 Days of Record Date	Total Shares of Common Stock	Percentage of Outstanding Common Stock
Sandra Austin(1)	72,193	21,000	93,193	*
Richard C. Brown(1)	24,200	0	24,200	*
Richard J. Hipple(1)	34,800	0	34,800	*
Jennie S. Hwang(1)	36,925	21,000	57,925	*
Gregory E. Hyland(1)	24,200	0	24,200	*
Peter T. Kong(1)	0	0	0	*
William B. Lawrence(1)	47,170	21,000	68,170	*
Timothy K. Pistell(1)	32,200	0	32,200	*
Ronald P. Vargo(1)	29,200	0	29,200	*
Officers Named in Summary Compensation Table
Peter T. Thomas(2)	36,492	172,033	208,525	*
Jeffrey L. Rutherford(2)	48,300	16,634	64,934	*
Mark H. Duesenberg(2)	25,093	119,817	144,910	*
Ann Killian(2)	34,600	169,983	204,583	*
James F. Kirsch(2)	69,130	0	69,130	*
Thomas R. Miklich(2)	30,000	46,134	76,134	*
Michael J. Murry(2)	17,695	0	17,695	*
John A. Fleischer(2)	0	0	0	*
14 Directors and Executive Officers as a Group(3)	570,052.30	599,518	1,169,570	1.342%
Non-Director Nominees
Jeffry N. Quinn(4)	700,000	0	700,000	*
David A. Lorber(5)	2,978,500	0	2,978,500	3.417%

*	Less than 1 percent.

(1)	Shares of Common Stock reported above does not include the 18,500 deferred stock units awarded to each non-employee Director in February 2013, because no voting rights are conferred with the deferred stock units. The deferred stock units will be converted to Common Stock after a one-year vesting period, unless deferred into the Ferro Director Deferred Compensation Plan, and are subject to forfeiture if the recipient is no longer serving as a Director at the end of the deferral period except in the case of retirement, disability or death. Amounts reported include shares held on behalf of each Director under the Ferro Director Deferred Compensation Plan because the Directors have the ability to direct the voting of shares held in such plan.

(2)	Shares of Common Stock reported above include 11,500, 10,000 and 8,000 restricted shares of common stock awarded to Mr. Thomas, Mr. Duesenberg and Ms. Killian, respectively, under the LTIP; but do not include (i) 202,698, 165,724, 44,100 and 36,100 restricted share units awarded to Messrs. Thomas, Rutherford and Duesenberg and Ms. Killian, respectively, (ii) 135,000, 135,500 and 110,400 and 90,200 performance share units awarded to Messrs. Thomas, Rutherford and Duesenberg and Ms. Killian, respectively, or (iii) 178,062 “phantom” shares held for the accounts of Messrs. Thomas, Rutherford, Duesenberg, Kirsch and Murry and Ms. Killian in the Supplemental 401(k) Plan. Shares of Common Stock reported above for Messrs. Kirsch, Miklich, Murry and Fleischer does not include any performance shares units, restricted shares or restricted share units because any unvested performance share units, restricted shares or restricted share units awarded to Messrs. Kirsch, Miklich, Murry and Fleischer were forfeited upon termination of their employment. See Employment Agreements and Termination and Change in Control Payments on page 46.

(3)	Shares reported above include 31,500 restricted shares awarded to the executive officers; but do not include 453,422 restricted share units awarded to the executive officers, 482,900 performance share units awarded to the executive officers or 179,027 “phantom” shares held for the accounts of the executive officers in the Supplemental 401(k) Plan.

(4)	Consists of 700,000 shares of Common Stock directly owned by Quinpario Partners LLC (“Quinpario”). Mr. Quinn, as the Chairman and Chief Executive Officer of Quinpario, may be deemed to beneficially own the shares of Common Stock directly owned by Quinpario and has shared voting and investment power over such shares.

(5)	Consists of 1,111,463 shares of Common Stock directly owned by FrontFour Master Fund, Ltd. (the “Master Fund”), 861,845 shares of Common Stock directly owned by Event Driven Portfolio, a series of Underlying Funds Trust (the “Event Driven Portfolio”), 806,193 shares of Common Stock directly owned by accounts separately managed by FrontFour Capital Group LLC (the “Separately Managed Accounts”) and 198,999 shares of Common Stock directly owned by FrontFour Opportunity Fund (the “Canadian Fund”). Mr. Lorber, as a managing member and principal owner of FrontFour Capital Group LLC, which is the investment manager of the Master Fund and of the Separately Managed Accounts and the sub-adviser of the Event Driven Portfolio, and as a principal owner of FrontFour Capital Corp., which is the investment manager of the Canadian Fund, may be deemed to beneficially own the shares of Common Stock directly owned by the Master Fund, the Event Driven Portfolio, the Separately Managed Accounts and the Canadian Fund and has shared voting and investment power over such shares.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Ferro Corporation common stock for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT

AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone – Please call toll-free in the U.S. or Canada at 1-888-216-1309, on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1349. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2.	Vote by Internet—Please access https://www.proxyvotenow.com/foe, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Ferro Corporation, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼  TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED  ▼

☒	Please mark your vote as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4 AND 5 AND AGAINST PROPOSAL 6.

								FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS Nominees for terms expiring in 2016: Nominees: (01) David A. Lorber (02) Jeffry N. Quinn (03) Ronald P. Vargo						3. Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013.	☐	☐	☐
								FOR	AGAINST	ABSTAIN
	☐	FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL EXCEPT		4. Approval of the executive compensation of the Company’s named executive officers.	☐	☐	☐
								FOR	AGAINST	ABSTAIN
		To withhold authority to vote for any individual nominee(s), mark the “For All Except” box above and write the number(s) of the nominee(s) as to whom you withhold authority in the space provided.					5. Amendment of the Company’s Code of Regulations to opt out of the Ohio Control Share Acquisition Act.	☐	☐	☐
				FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
2.	Approval of the 2013 Omnibus Incentive Plan.			☐	☐	☐	6. If properly presented, a shareholder proposal.	☐	☐	☐

☐	Unless otherwise specified on the reverse side, this proxy authorizes the proxy holders to cumulate the votes that the undersigned is entitled to cast at the Annual Meeting of Shareholders. To specify different directions with respect to cumulative voting, including withholding authority to cumulate votes with respect to one or more nominees, mark the adjacent box and write your instructions on the reverse side.

Date:	, 2013

Signature

Signature (if held jointly)

Title

NOTE: Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼  TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED  ▼

FERRO CORPORATION

This proxy is solicited on behalf of the Board of Directors

for the Annual Meeting of Shareholders on May 15, 2013

The undersigned shareholder of Ferro Corporation hereby appoints Mark H. Duesenberg, Ann E. Killian, Jeffrey L. Rutherford and Peter T. Thomas, and each of them, the proxies of the undersigned, with full power of substitution to vote the shares of the undersigned at the 2013 Annual Meeting of Shareholders of the Corporation to be held at 9:00 a.m. (Eastern Time) at Posnick Center of Innovative Technology, 7500 East Pleasant Valley Road, Independence, Ohio, and any adjournment or postponement thereof upon the proposals on the reverse side and on such other matters as may properly come before the meeting. This proxy revokes all prior proxies given by the undersigned.

Please indicate how you wish your shares to be voted. The shares represented by this proxy will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise indicated, the proxy holders will vote FOR the election as Directors of the following nominees: David A. Lorber, Jeffry N. Quinn, and Ronald P. Vargo; and FOR Proposals 2, 3, 4 and 5 and AGAINST Proposal 6. This proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. Unless otherwise instructed, the proxy holders reserve the right to cumulate votes and cast votes in the election of Directors in favor of some or all of the nominees in their sole discretion. If voting for the election of directors is cumulative, the proxy holders will vote the shares represented by this proxy in such manner so as to elect as many of the nominees named above as possible. The shares represented by this proxy will not be cumulated with respect to any nominee for whom the authority to vote has been withheld.

Cumulative Voting Instructions (Mark the Corresponding Box on the Reverse Side)

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

YELLOW PROXY CARD